SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             July 12, 2001
                                                              -------------

                                Zeta Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)



Florida                 000-29819                           58-2349413
-------                 ---------                           ----------
(State or other         (Commission File Number)            (IRS Employer
jurisdiction                                                Identification
of incorporation)                                           Number)

1628 West 1st Avenue, Suite 214, Vancouver, British Columbia       V6J 1G1
------------------------------------------------------------       -------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5005
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.




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ITEM 5.  Other Events.

     At a shareholder's meeting held on July 12, 2001, a majority of the shareholders approved a 1:4 forward split of the company's outstanding shares of common stock, to be effective as of July 31, 2001. The common stock's par value of $0.001 per share will remain the same.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZETA CORPORATION


                                                  By: /s/ Harvinder Dhaliwal
                                                  --------------------------
                                                  Harvinder Dhaliwal, Director,
                                                  Secretary/Treasurer

Date: July 19, 2001



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